Exhibit 99(c)
ESI TRACTEBEL ACQUISITION CORP. (the registrant) Certification Of Periodic Report
I, James L. Robo, President (equivalent to the Chief Executive Officer) of ESI Tractebel Acquisition Corp. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)

the Quarterly Report on Form 10-Q of the registrant for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: August 14, 2002

JAMES L. ROBO

James L. Robo President (equivalent to the Chief Executive Officer) ESI Tractebel Acquisition Corp.